EXHIBIT 32.2

                  Certification of Principal Executive Officer
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

I, Jon D. Patterson, of Heritage Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Heritage Bancshares, Inc.

Dated: March 30, 2004


/s/ Jon D. Patterson
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Jon D. Patterson
Executive Vice President and Chief Financial Officer